--------------------------------------------------------------------------------
                                                                    EXHIBIT 4.18

                             MEDIACOM BROADBAND LLC

                                       and

                         MEDIACOM BROADBAND CORPORATION,

                                   as Issuers

                                       and

                          ----------------------------,

                                   as Trustee

                              ---------------------


                                    Indenture

                             ----------------------

                            Dated as of _____________

                          Subordinated Debt Securities

--------------------------------------------------------------------------------

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of ________________/1/

Trust Indenture
Act Section                                                Indenture Section

(S)310(a) ..............................................    609
(S)310(b) ..............................................    608, 610
(S)310(c) ..............................................    Not Applicable
(S)311(a) ..............................................    613
(S)311(b) ..............................................    613
(S)311(c) ..............................................    Not Applicable
(S)312(a) ..............................................    701, 702(a)
(S)312(b) ..............................................    702
(S)312(c) ..............................................    702(c)
(S)313(a) ..............................................    703(a)
(S)313(b) ..............................................    703(b)
(S)313(c) ..............................................    703(b)
(S)313(d) ..............................................    703(c)
(S)314(a) ..............................................    704
(S)314(b) ..............................................    Not Applicable
(S)314(c) ..............................................    102
(S)314(d) ..............................................    Not Applicable
(S)314(e) ..............................................    102
(S)314(f) ..............................................    Not Applicable
(S)315(a) ..............................................    601(a)
(S)315(b) ..............................................    602
(S)315(c) ..............................................    601(b)
(S)315(d) ..............................................    601(c)
(S)315(e) ..............................................    514
(S)316(a)(1) ...........................................    512, 513
(S)316(b) ..............................................    508
(S)316(c) ..............................................    104(d)
(S)317(a)(1) ...........................................    503
(S)317(a)(2) ...........................................    504
(S)317(b) ..............................................    1003
(S)318(a) ..............................................    111


------------------

/1/ This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                Table of Contents

                                                  ARTICLE ONE
                            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.          Definitions...........................................................................1
Section 102.          Compliance Certificates and Opinions..................................................8
Section 103.          Form of Documents Delivered to Trustee................................................9
Section 104.          Acts of Holders.......................................................................9
Section 105.          Notices, Etc.,.......................................................................10
Section 106.          Notice to Holders; Waiver............................................................10
Section 107.          Effect of Headings and Table of Contents. ...........................................11
Section 108.          Successors and Assigns...............................................................11
Section 109.          Separability Clause..................................................................11
Section 110.          Benefits of Indenture................................................................11
Section 111.          Conflict with Trust Indenture Act. ..................................................11
Section 112.          Governing Law........................................................................11
Section 113.          Legal Holidays.......................................................................11
Section 114.          No Personal Liability of Directors, Officers, Employees, Stockholders or
                       Incorporators.......................................................................12

                                                  ARTICLE TWO
                                                SECURITY FORMS

Section 201.          Forms Generally......................................................................12
Section 202.          Form of Trustee's Certificate of Authentication......................................12
Section 203.          Securities Issuable in the Form of a Global Security.................................13
Section 204.          Form of Guarantee....................................................................15

                                                 ARTICLE THREE
                                                THE SECURITIES

Section 301.          Amount Unlimited; Issuable in Series.................................................15
Section 302.          Denominations........................................................................18
Section 303.          Execution, Authentication, Delivery and Dating.......................................18
Section 304.          Temporary Securities.................................................................19
Section 305.          Registration, Registration of Transfer and Exchange..................................20
Section 306.          Mutilated, Destroyed, Lost and Stolen Securities.....................................21
Section 307.          Payment of Interest; Interest Rights Preserved.......................................21
Section 308.          Persons Deemed Owners................................................................22
Section 309.          Cancellation.........................................................................23
Section 310.          Computation of Interest..............................................................23

                                                 ARTICLE FOUR
                                          SATISFACTION AND DISCHARGE

                                                      -i-

Section 401.          Satisfaction and Discharge of Indenture..............................................23
Section 402.          Application of Trust Funds; Indemnification..........................................24
Section 403.          Defeasance and Discharge of Indenture................................................25
Section 404.          Defeasance of Certain Obligations....................................................26

                                                 ARTICLE FIVE
                                                   REMEDIES

Section 501.          Events of Default....................................................................27
Section 502.          Acceleration of Maturity; Rescission and Annulment...................................28
Section 503.          Collection of Indebtedness and Suits for Enforcement by Trustee......................30
Section 504.          Trustee May File Proofs of Claim.....................................................30
Section 505.          Trustee May Enforce Claims Without Possession of Securities..........................31
Section 506.          Application of Money Collected.......................................................31
Section 507.          Limitation on Suits..................................................................32
Section 508.          Unconditional Right of Holders to Receive Principal, Premium and Interest............32
Section 509.          Restoration of Rights and Remedies...................................................32
Section 510.          Rights and Remedies Cumulative.......................................................33
Section 511.          Delay or Omission Not Waiver.........................................................33
Section 512.          Control by Holders...................................................................33
Section 513.          Waiver of Past Defaults..............................................................33
Section 514.          Undertaking for Costs................................................................34

                                                  ARTICLE SIX
                                                  THE TRUSTEE

Section 601.          Certain Duties and Responsibilities..................................................34
Section 602.          Notice of Defaults...................................................................35
Section 603.          Certain Rights of Trustee............................................................36
Section 604.          Trustee Not Responsible for Recitals or Issuance of Securities.......................37
Section 605.          May Hold Securities..................................................................37
Section 606.          Money Held in Trust..................................................................37
Section 607.          Compensation and Reimbursement.......................................................37
Section 608.          Disqualification; Conflicting Interests..............................................38
Section 609.          Corporate Trustee Required; Eligibility..............................................38
Section 610.          Resignation and Removal; Appointment of Successor....................................38
Section 611.          Acceptance of Appointment by Successor...............................................40
Section 612.          Merger, Conversion, Consolidation or Succession to Business..........................41
Section 613.          Preferential Collection of Claims Against Issuers....................................41

                                                 ARTICLE SEVEN
                               HOLDERS LISTS AND REPORTS BY TRUSTEE AND ISSUERS

Section 701.          The Issuers to Furnish Trustee Names and Addresses...................................41
Section 702.          Preservation of Information; Communications to Holders...............................41
Section 703.          Reports by Trustee...................................................................43
Section 704.          Reports by Issuers...................................................................43

                                                     -ii-

Section 705.          Reports by Guarantor.................................................................44

                                                 ARTICLE EIGHT
                                   MERGER, CONSOLIDATION, OR SALE OF ASSETS

Section 801.          When Issuers or Guarantor May Merge or Transfer Assets...............................44
Section 802.          Officers' Certificate and Opinion of Counsel.........................................45
Section 803.          Successor Corporation Substituted....................................................45

                                                 ARTICLE NINE
                                     AMENDMENTS AND SUPPLEMENTAL INDENTURE

Section 901.          Amendments or Supplemental Indentures without Consent of Holders ....................45
Section 902.          Amendments or Supplemental Indentures with Consent of Holders .......................47
Section 903.          Execution of Supplemental Indentures.................................................48
Section 904.          Effect of Supplemental Indentures....................................................48
Section 905.          Conformity with Trust Indenture Act..................................................48
Section 906.          Reference in Securities to Supplemental Indentures...................................48

                                                  ARTICLE TEN
                                                   COVENANTS

Section 1001.         Payment of Principal, Premium, if Any, and Interest..................................49
Section 1002.         Maintenance of Office or Agency......................................................49
Section 1003.         Money for Securities; Payments to Be Held in Trust...................................49
Section 1004.         Corporate Existence..................................................................51
Section 1005.         Payment of Taxes and Other Claims....................................................51
Section 1006.         Compliance with Laws.................................................................51
Section 1007.         Statement by Officers as to Default..................................................51
Section 1008.         Waiver of Certain Covenants..........................................................52
Section 1009.         Ownership of the Issuers.............................................................52

                                                ARTICLE ELEVEN
                                           REDEMPTION OF SECURITIES

Section 1101.         Applicability of Article.............................................................52
Section 1102.         Election to Redeem; Notice to Trustee................................................52
Section 1103.         Selection by Trustee of Securities to Be Redeemed....................................53
Section 1104.         Notice of Redemption.................................................................53
Section 1105.         Deposit of Redemption Price..........................................................54
Section 1106.         Securities Payable on Redemption Date................................................54
Section 1107.         Securities Redeemed in Part..........................................................54

                                                ARTICLE TWELVE
                                                 SINKING FUNDS
Section 1201.         Applicability of Article.............................................................55
Section 1202.         Satisfaction of Sinking Fund Payments with Securities................................55

                                                     -iii-

Section 1203.         Redemption of Securities for Sinking Fund............................................56

                                               ARTICLE THIRTEEN
                                            GUARANTEE OF SECURITIES

Section 1301.         Unconditional Guarantee..............................................................56
Section 1302.         Execution and Delivery of Guarantee..................................................57
Section 1303.         Obligations of the Guarantor Unconditional...........................................58
Section 1304.         Waivers..............................................................................60
Section 1305.         Amendment, Etc.......................................................................60

                                               ARTICLE FOURTEEN
                                                 SUBORDINATION

Section 1401.         Agreement to Subordinate.............................................................61
Section 1402.         Default on Senior Indebtedness.......................................................61
Section 1403.         Liquidation; Dissolution; Bankruptcy.................................................62
Section 1404.         Subrogation..........................................................................63
Section 1405.         Trustee to Effectuate Subordination .................................................64
Section 1406.         Notice by the Issuers................................................................64
Section 1407.         Rights of the Trustee; Holders of Senior Indebtedness................................65
Section 1408.         Subordination May Not Be Impaired....................................................65
Section 1409.         Article Applicable to Paying Agents..................................................66
Section 1410.         Defeasance of this Article...........................................................66
Section 1411.         Subordination Language to be Included in Securities .................................66


                                                     -iv-

         INDENTURE, dated as of ______________ between MEDIACOM BROADBAND LLC, a New York limited liability company, MEDIACOM BROADBAND CORPORATION, a New York corporation ("Mediacom Broadband Corporation" and together with Mediacom Broadband LLC, the "Issuers"), as joint and several obligors, each having its principal office at 100 Crystal Run Road, Middletown, New York 10941, MEDIACOM COMMUNICATIONS CORPORATION, a Delaware corporation (the "Guarantor"), having its principal office at 100 Crystal Run Road, Middletown, New York 10941, and _______________________, a __________ banking corporation, as trustee (the
"Trustee").

                             RECITALS OF THE ISSUERS

         The Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of their unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Issuers, in accordance with its terms, have been done.

         The Guarantor, directly or indirectly, owns beneficially 100% of the issued membership interests of Mediacom Broadband LLC and 100% of the issued share capital of Mediacom Broadband Corporation.

         The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided for herein.

         All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article, and words in the singular include the plural as well as the singular, and words in the plural include the singular as well as the plural;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, or defined by Commission rule and not otherwise defined herein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

               (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

               (5) the word "or" is not exclusive.

         "Act," when used with respect to any Holder, shall have the meaning ascribed thereto in Section 104.

         "Affiliate" means: (i) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, either of the Issuers; (ii) any spouse, immediate family member or other relative who has the same principal residence as any Person described in clause (i) above; (iii) any trust in which any such Person described in clause
(i) or (ii) above has a beneficial interest; and (iv) any corporation or other organization of which any such Person described above collectively owns 5% or more of the equity of such entity. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person includes the direct or indirect beneficial ownership of more than 5% of the voting securities of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Board of Directors" means either the board of directors of Mediacom Broadband Corporation or the Guarantor or any duly authorized committee of that board duly authorized to act hereunder.

         "Board Resolution" means a copy of a resolution, certified by the secretary or an assistant secretary of Mediacom Broadband Corporation or the Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

         "Business Day" means, with respect to any Securities, a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York City.

         "Capital Stock" for any entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) shares issued by that entity.

         "Certificated Securities" means Securities that are in registered definitive form.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Committee Resolution" means with respect to Mediacom Broadband LLC, a duly adopted resolution of the Executive Committee of Mediacom Broadband LLC.

         "Common Stock" means the shares of Class A common stock, $0.01 par value per share, of the Guarantor existing on the date of this Indenture or any other shares of Capital Stock of the Guarantor into which such Class A common stock shall be reclassified or changed.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time the trust created by this Indenture shall be administered, which office, at the time of the execution of this Indenture, is located at
-------------------------------------------------------------.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, unless otherwise specified by the Issuers pursuant to either Section 203 or 301, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

         "Event of Default" has the meaning specified in Section 501.

         "Executive Committee" means: (i) so long as Mediacom Broadband LLC is a limited liability company, (x) while the Operating Agreement is in effect, the Executive Committee authorized thereunder, and (y) at any other time, the manager or board of managers of Mediacom Broadband LLC, or management committee, board of directors or similar governing body responsible for the management of the business and affairs of Mediacom Broadband LLC or any committee of such governing body; (ii) if Mediacom Broadband LLC were to be reorganized as a corporation, the board of directors of Mediacom Broadband LLC; and (iii) if Mediacom Broadband LLC were to be reorganized as a partnership, the board of directors of the corporate general partner of such partnership (or if such general partner is itself a partnership, the board of directors of such general partner's corporate general partner).

         "Global Security" means a Security issued to evidence all or a part of any series of Securities which is executed by the Issuers and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to an Issuers Order, which shall be registered in the name of the Depositary or its nominee.

         "Guarantee" means the guarantee by the Guarantor pursuant to Article Thirteen applicable to any Security which is authenticated and delivered pursuant to this Indenture, which guarantee is endorsed on such Security by the Guarantor pursuant to Article Thirteen.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by its chairman of the board, its president or a vice president, and by its treasurer, an assistant treasurer, its secretary or an assistant secretary, and delivered to the Trustee.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Holder Action" has the meaning specified in Section 702(d).

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more amendments or indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Issuers" mean the Persons named as the "Issuers" in the first paragraph of this instrument, as joint and several obligors under the Securities, until a successor replaces either such party in accordance with the applicable provisions of this Indenture.

         "Issuers Request" or "Issuers Order" means a written request or order signed in the name of Mediacom Broadband LLC by the chairman of the board, the president or a vice president, and by the treasurer, an assistant treasurer, the secretary or an assistant secretary of its managing member, and in the name of Mediacom Broadband Corporation by its chairman of the board, its president or a vice president, and by its treasurer, an assistant treasurer, its secretary or an assistant secretary, and delivered to the Trustee.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the chairman of the board, the president or a vice president, and by the treasurer, an assistant treasurer, the secretary or an assistant secretary, of (a)(i) the managing member of Mediacom Broadband LLC and (ii) Mediacom Broadband Corporation or (b) the Guarantor, as the case may be, and delivered to the Trustee.

         "Operating Agreement" means the Amended and Restated Operating Agreement of Mediacom Broadband LLC dated as of June 29, 2001, as the same may be amended, supplemented or modified from time to time.

         "Opinion of Counsel" means written opinion of counsel, who may be counsel for the Issuers or the Guarantor, as the case may be, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (2) Securities for whose payment or redemption money or evidences of indebtedness in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuers or the Guarantor) in trust or set aside and segregated in trust by the Issuers or the Guarantor (if the Issuers or Guarantor shall act as Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuers;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuers or the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuers or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuers or the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuers or the Guarantor or of such other obligor. In case of a dispute as to such right, any decision by the Trustee shall be full protection to the Trustee. Upon request of the Trustee, the Issuers shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuers to be owned or held by or for the account of any of the above-described persons; and, subject to Section 601, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purposes of any such determination.

         "Paying Agent" means any Person authorized by the Issuers to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuers.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness," unless otherwise specified in one or more indentures supplemental hereto or approved pursuant to a Committee Resolution and a Board Resolution in accordance with Section 301, means, with respect to the Issuers, (i) the principal (including redemption payments), premium, if any, interest and other payment obligations in respect of (A) indebtedness of the Issuers for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds, notes or other similar instruments issued by the Issuers, including any such securities issued under any deed, indenture or other instrument to which either of the Issuers is a party (including, for the avoidance of doubt, indentures pursuant to which subordinated debentures have been or may be issued); (ii) all capital lease obligations of the Issuers; (iii) all obligations of the Issuers issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Issuers, all hedging agreements and agreements of a similar nature thereto and all agreements relating to any such agreements, and all obligations of the Issuers under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Issuers for reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which either of the Issuers is responsible or liable as obligor, guarantor or otherwise; (vi) all obligations of the type referred to in clauses
(i) through (v) above of other Persons secured by any lien on any property or asset of either of the Issuers (whether or not such obligation is assumed by the Issuer) and (vii) any deferrals, amendments, renewals, extensions, modifications and refundings of all obligations of the type referred to in clauses (i) through
(vi) above, in each case whether or not contingent and whether outstanding at the date hereof or thereafter incurred, except, in each case, for the Securities and any such other indebtedness or deferral, amendment, renewal, extension, modification or refunding that contains express terms, or is issued under a deed, indenture or other instrument, which contains express terms, providing that it is subordinate to or ranks pari passu with the Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions of this Indenture irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness and notwithstanding that no express written subordination agreement may have been entered into between the holders of such Senior Indebtedness and the Trustee or any of the Holders.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person:

               (1) any corporation or company a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly, owned by such Person (a "subsidiary"), by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person;

               (2) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general partner of such partnership; or

               (3) any partnership, limited liability company or other Person in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or appoint or direct the election or appointment of the managing partner or member of such Person or, if applicable, a majority of the directors or other governing body of such Person.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and in force at the date as of which this instrument was executed, except as provided in Section 905.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as to the timely payment of principal and interest as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company which is a member of the Federal Reserve System and having a combined capital and surplus of at least $50,000,000 as custodian with respect to any such obligation evidenced by such depository receipt or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation set forth in (i) or (ii) above or the specific payment of interest on or principal of such obligation evidenced by such depository receipt.

SECTION 102.      Compliance Certificates and Opinions.

         Upon any application or request by the Issuers or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuers or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, where appropriate as to matters of law, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that the Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

               (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuers or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuers or the Guarantor stating that the information with respect to such factual matters is in the possession of the Issuers or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuers or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuers or the Guarantor, if made in the manner provided in this Section.

         (b) The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) If the Issuers or the Guarantor shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuers or the Guarantor may, at their or its option, by or pursuant to a Committee and/or a Board Resolution, as the case may be, fix in advance a re-cord date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuers or the Guarantor shall have no obligation to do so. Notwithstaning Trust Indenture Act Section 316(c), such record date shall be the record date specified in or pursuant to such Committee Resolution and/or Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act maybe given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by such Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.      Notices, Etc., to Trustee, the Issuers and the Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Issuers or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

               (2) the Issuers or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuers or the Guarantor, as the case may be, addressed to them or it at the address of their or its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuers or the Guarantor, to the attention of the general counsel of the Issuers or the Guarantor, as the case may be.

SECTION 106.      Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other case it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108.      Successors and Assigns.

         All covenants and agreements in this Indenture by each of the Issuers or the Guarantor shall bind each of its successors and assigns, whether so expressed or not.

SECTION 109.      Separability Clause.

         In case any provision in this Indenture, the Securities or the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110.      Benefits of Indenture.

         Nothing in this Indenture, the Securities or the Guarantee, express or implied, shall give to any Person (other than the parties hereto, any agent and their successors hereunder and each of the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111.      Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

SECTION 112.      Governing Law.

         This Indenture, the Securities and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.      Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114. No Personal Liability of Directors, Officers, Employees, Stockholders or Incorporators.

         No manager, director, officer, employee, member, shareholder, partner or incorporator of the Issuers or the Guarantor or any Subsidiary, as such, shall have any liability for any obligations of the Issuers or the Guarantor under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities of each series.

                                  ARTICLE TWO
                                 SECURITY FORMS

SECTION 201.      Forms Generally.

         The Securities of each series shall be in substantially the forms established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Committee Resolution and a Board Resolution in accordance with Section 301, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or securities regulatory authority or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Committee Resolution and a Board Resolution, a copy of an appropriate record of such action shall be certified by the secretary or an assistant secretary of the Issuers and delivered to the Trustee at or prior to the delivery of the Issuers Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication required by this Article shall be in substantially the form set forth below.

              "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                      -----------------------------------------,
                                      as Trustee



                                      By                                       "
                                         --------------------------------------
                                                 Authorized Signatory

SECTION 203.      Securities Issuable in the Form of a Global Security.

         (a) If the Issuers shall establish pursuant to Sections 201 and 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuers shall execute (along with an executed Guarantee endorsed thereon) and the Trustee shall, in accordance with Section 303 and the Issuers Order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities (including the Guarantees thereon), which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or its custodian or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:

"UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY (AND THE RELATED SECURITY) MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (I) BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR (II) BY A NOMINEE OF THE DEPOSITARY OR THE DEPOSITARY TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUERS AND THE GUARANTOR OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

         (b) Notwithstanding any other provision of this Section or of Section 305, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in
Section 305, only to another nominee of the Depositary for such Global Security, or to a successor Depositary for such Global Security selected or approved by the Issuers or to a nominee of such successor Depositary.

         (c) (1) If at any time the Depositary for a Global Security notifies the Issuers that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Issuers shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Issuers within 90 days after the Issuers receive such notice or becomes aware of such ineligibility, the Issuers will execute an Issuers Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, and the Trustee, upon receipt of such Issuers Order, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security and the Guarantor shall execute Guarantees thereon.

                  (2) If an Event of Default shall have occurred and be continuing or an event shall have occurred which with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security, the Trustee, upon receipt of an Issuers Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security and the Guarantor shall execute Guarantees thereon.

                  (3) The Issuers may at any time and in their sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Issuers will execute, and the Trustee, upon receipt of an Issuers Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series to be so exchanged for such Global Security or Securities and the Guarantor shall execute Guarantees thereon.

                  (4) If specified by the Issuers pursuant to Section 301 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Issuers and such Depositary. Thereupon the Issuers shall execute, the Guarantor shall execute Guarantees on, and the Trustee shall authenticate and deliver, without service charge, (i) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination of $1,000 and any integral multiple thereof as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (ii) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  (5) In any exchange provided for in any of the preceding four paragraphs, the Issuers will execute, the Guarantor shall execute Guarantees on, and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations of $1,000 and any integral multiple thereof. Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

SECTION 204.      Form of Guarantee.

         The form of Guarantee shall be set forth on the Securities as follows:

                  For value received, Mediacom Communications Corporation hereby unconditionally and irrevocably guarantees on an unsecured, unsubordinated basis to the holder of this Security the payment of principal of, interest on the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Security, if lawful, and the payment or performance of all other obligations of the Issuers under the Indenture or the Securities, to the holder of such Security and the Trustee, all in accordance with and subject to the terms and limitations of such Security and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

         Dated:                              Mediacom Communications Corporation

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 301.      Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Committee Resolution or a Board Resolution, as the case may be, of each of the Issuers and the Guarantor and set forth in an Officers' Certificate of each of the Issuers and the Guarantor, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

               (1) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 203, 304, 305, 306, 906 or 1107);

               (2) the issue price, expressed as a percentage of the aggregate principal amount;

               (3) the date or dates on which the principal of the Securities of the series is payable;

               (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on the Interest Payment Date;

               (5) the obligation, if any, of the Issuers to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (6) the period of periods within which, the price or prices or ratios at which and the terms and conditions upon which Securities of the series may be redeemed, converted or exchanged, in whole or in part;

               (7) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

               (8) if other than the full principal amount, the portion of the principal amount of Debt Securities of the series which will be payable upon declaration of acceleration or provable in bankruptcy;

               (9) any events of default not set forth in this Indenture;

               (10) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest, if any, on such Securities shall be payable (if other than the currency of the United States of America), which unless otherwise specified shall be the currency of the United States of America as at the time of payment is legal tender for payment of public or private debts;

               (11) if the principal of (and premium, if any), or interest, if any, on such Securities are to be payable, at the election of the Issuers or any Holder thereof, in a coin or currency other than that in which such Securities are stated to be payable, then the period or periods within which, and the terms and conditions upon which, such election may be made;

               (12) whether interest will be payable in cash or additional Securities at the Issuers' or the Holders' option and the terms and conditions upon which the election may be made;

               (13) if such Securities are to be denominated in a currency or currencies, including composite currencies, other than the currency of the United States of America, the equivalent price in the currency of the United States of America for purposes of determining the voting rights of Holders of such Securities as Outstanding Securities under this Indenture;

               (14) if the amount of payments of principal of (and premium, if any), or portions thereof, or interest, if any, on such Securities may be determined with reference to an index, formula or other method based on a coin or currency other than that in which such Securities are stated to be payable, the manner in which such amounts shall be determined;

               (15) any restrictive covenants or other material terms relating to the offered debt securities, which covenants and terms shall not be inconsistent with the provisions of this Indenture;

               (16) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Securities;

               (17) any listing of such Securities on any securities exchange;

               (18) additional or alternative provisions, if any, related to defeasance and discharge of the offered debt securities;

               (19) additional or alternative provisions, if any, related to defeasance and discharge of the offered debt securities;

               (20) the applicability of the Guarantee or any other guarantees;

               (21) if convertible into Common Stock, the terms on which such Securities are convertible, including the initial conversion price, the conversion period, any events requiring an adjustment of the applicable conversion price and any requirements relating to the reservation of such Common Stock for purposes of conversion;

               (22) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

               (23) each initial Place of Payment; and

               (24) any other terms of the series, which terms shall not be inconsistent with the provisions of this Indenture.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Committee Resolution and Board Resolution and set forth in such Officers' Certificate, as described above, or in any such indenture supplemental hereto.

         If any of the terms of the Securities of any series are established by action taken pursuant to a Committee Resolution and Board Resolution, a copy of an appropriate record of such action shall be certified by the secretary or an assistant secretary of the managing member of Mediacom Broadband LLC, of Mediacom Broadband Corporation and of the Guarantor and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of any series.

SECTION 302.      Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.      Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of Mediacom Broadband LLC by the chairman of the Board of Directors, the president or one of the vice presidents, under the corporate seal reproduced thereon attested by the secretary or one of the assistant secretaries, of its managing member and on behalf of Mediacom Broadband Corporation by its chairman of the Board of Directors, its president or one of its vice presidents, under its corporate seal reproduced thereon attested by its secretary or one of its assistant secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were, in the case of Mediacom Broadband LLC, at any time the proper officers of its managing member and, in the case of Mediacom Broadband Corporation, at any time the proper officers of Mediacom Broadband Corporation shall bind Mediacom Broadband LLC and Mediacom Broadband Corporation, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities of any series executed by the Issuers to the Trustee for authentication, together with an Issuers Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuers Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Committee Resolutions and Board Resolutions as permitted by Sections 201 and 301, or by one or more indentures supplemental hereto as provided by Section 901, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

               (1) that such form has been established in conformity with the provisions of this Indenture;

               (2) that such terms have been established in conformity with the provisions of this Indenture;

               (3) that this Indenture and such Securities, when authenticated and delivered by the Trustee and issued by the Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuers, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

               (4) that all laws and requirements in respect of the execution and delivery by the Issuers of the Securities have been complied with; and

               (5) such other matters as the Trustee may reasonably request.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Security shall be dated the date of its authentication unless otherwise provided by the terms established and contemplated by Section 301.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.      Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Issuers may execute, and upon Issuers Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Issuers will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuers in a

Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and the Guarantor shall execute Guarantees thereon. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.      Registration, Registration of Transfer and Exchange.

         The Issuers shall cause to be kept at one of their offices or agencies maintained pursuant to Section 1002 or at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuers in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to
Section 203 and to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of Securities and of transfers of Securities. The Trustee initially is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Issuers may act as Security Registrar and may change or appoint a Security Registrar without prior notice to Holders or to the Trustee.

         Subject to Section 203, upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Issuers shall execute, the Guarantor shall execute Guarantees on, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         Subject to Section 203, at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuers shall execute, the Guarantor shall execute Guarantees on, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Subject to Section 203, all Securities issued upon any registration or transfer or exchange of Securities and the Guarantees thereon shall be valid obligations of the Issuers and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuers or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 203, 304, 906 or 1107 not involving any transfer.

         The Issuers shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption (under Section 1103) and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities.

         If there shall be delivered to the Trustee (i)(A) any mutilated Security or (B) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Issuers or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuers shall execute and upon their request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in their discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for such mutilated Security, shall constitute an original additional contractual obligation of the Issuers, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and the Guarantee duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.      Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuers or the Guarantor, at their or its election in each case, as provided in clause (1) or (2) below:

               (1) The Issuers or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuers or the Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers and the Guarantor of such Special Record Date and, in the name and at the expense of the Issuers or the Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Issuers or the Guarantor may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuers or the Guarantor to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security lawfully delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.      Persons Deemed Owners.

         Subject to Section 203, the Issuers, the Guarantor, the Trustee and any agent of the Issuers, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Issuers, the Guarantor, the Trustee or any agent of the Issuers, the Guarantor or the Trustee shall be affected by notice to the contrary.

SECTION 309.      Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuers or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuers or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall destroy cancelled Securities and deliver a certificate of such destruction to the Issuers or the Guarantor.

SECTION 310.      Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for the Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of 12 30-day months.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of Indenture.

         This Indenture shall upon the Issuers Request and the Guarantor Request cease to be of further effect with respect to any series of Securities (except as to (i) surviving rights of registration of transfer or exchange of Securities expressly provided for, (ii) rights hereunder of Holders to receive payments of principal of, and premium, if any, and interest on, Securities, and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, (iii) remaining obligations of the Issuers to make mandatory sinking fund payments and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Issuers or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to any series of Securities, when

               (1) either

                       (A) all Securities of such series theretofore
                authenticated and delivered (other than (i) Securities of such series which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
                (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers or the Guarantor and thereafter repaid to the Issuers or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                       (B) all such Securities not theretofore delivered to the
                Trustee for cancellation

                           (i) have become due and payable ; or

                           (ii) will become due and payable at their Stated Maturity within one year; or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers or the Guarantor, and the Issuers or the Guarantor in the case of (i), (ii) or (iii) above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) if all series of Securities are being discharged, the Issuers or the Guarantor have paid or caused to be paid all other sums payable hereunder by the Issuers or the Guarantor; and

               (3) the Issuers and the Guarantor have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuers and the Guarantor to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the next to last paragraph of Section 1003 shall survive any such satisfaction and discharge.

SECTION 402.      Application of Trust Funds; Indemnification.

         (a) Subject to the provisions of the next to last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 403 or 404 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 403 or 404 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403 or 404, but such money need not be segregated from other funds except to the extent required by law.

         (b) The Issuers or the Guarantor shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 403 or 404, or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

         (c) The Trustee shall deliver or pay to the Issuers or the Guarantor from time to time upon Issuers Request or Guarantor Request any U.S. Government Obligations or money held by it as provided in Section 403 or 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received.

SECTION 403.      Defeasance and Discharge of Indenture.

         The Issuers and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities on the 91st day after the date of the deposit referred to in subparagraph (d) of this Section, and the provisions of this Indenture, as it relates to such Outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of the Issuers or the Guarantor, shall at Issuers Request or Guarantor Request, execute proper instruments acknowledging the same), except as to:

         (a) the rights of Holders of Securities to receive, from the trust funds described in subparagraph (d) hereof, (i) payment of the principal of (and premium, if any) and each installment of principal of (and premium, if any) or interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities;

         (b) the Issuers' and the Guarantor's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003; and

         (c) the obligations of the Issuers and the Guarantor to the Trustee under Section 607,

provided that, the following conditions shall have been satisfied:

               (1) the Issuers or the Guarantor have or caused to be irrevocably deposited (except as provided in Section 402) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (A) or (B) of this subparagraph money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest or on the applicable Redemption Date and (B) any mandatory sinking fund payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities;

               (2) such deposit shall not cause the Trustee with respect to the Securities to have a conflicting interest for purposes of the Trust Indenture Act with respect to the Securities;

               (3) such deposit will not result in a breach or violation of, or constitute a default under, any applicable laws, this Indenture or any other agreement or instrument to which the Issuers or the Guarantor are a party or by which they are bound;

               (4) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

               (5) if the deposit referred to in subparagraph (d) of this
         Section is to be made on or prior to one year from the Stated Maturity for payment of principal of the Outstanding Securities, the Issuers and the Guarantor have delivered to the Trustee an Opinion of Counsel with no material qualifications or a favorable ruling of the Internal Revenue Service, in either case to the effect that Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

SECTION 404.      Defeasance of Certain Obligations.

         If this Section is specified to be applicable to Securities of any series, the Issuers or the Guarantor may omit to comply with (or elect to have the obligations of the Guarantor released with respect to) any term, provision or condition set forth in the Sections of this Indenture or such Security with respect to the Securities of that series ("Covenant Defeasance") if:

               (1) with reference to this Section, the Issuers or the Guarantor have deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause
         (A) or (B) of this subparagraph money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities;

               (2) such deposit shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest for purposes of the Trust Indenture Act with respect to the Securities of any series;

               (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuers or the Guarantor are parties or a party or by which they or it are bound;

               (4) if the deposit referred to in subparagraph (1) of this
         Section is to be made on or prior to one year from the Stated Maturity for payment of principal of the Outstanding Securities, the Issuers and the Guarantor have delivered to the Trustee an Opinion of Counsel with no material qualifications or a favorable ruling of the Internal Revenue Service, in either case to the effect that Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred; and

               (5) the Issuers and the Guarantor have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

         In the event the Issuers or the Guarantor effect Covenant Defeasance with respect to any Securities and such Securities are declared due and payable because of the occurrence of any Event of Default, other than an Event of Default with respect to any covenant as to which there has been Covenant Defeasance, the U.S. Government Obligations on deposit with the Trustee will be sufficient to pay amounts due on such Securities at the time of the Stated Maturity but may not be sufficient to pay amounts due on such Securities at the time of the acceleration resulting from such Event of Default.

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501.      Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any series (except as otherwise specified or contemplated by Section 301 for Securities of any series), means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) a default in the payment of principal of (or premium, if any, on) any Security of that series at its Maturity; or

               (2) a default in any payment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

               (3) default in the performance, or breach, of any material covenant or warranty of the Issuers or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series) for a period of 60 days after there has been given, and continuance of such by registered or certified mail, to the Issuers or the Guarantor by the Trustee or to the Issuers, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (4) the entry by a court having jurisdiction in the premises of
         (A) a decree or order for relief in respect of either of the Issuers or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging either of the Issuers or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of either of the Issuers or the Guarantor under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either of the Issuers or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

               (5) the commencement by either of the Issuers or the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of either of the Issuers or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of either of the Issuers or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to have a case commenced against it or to seek an order for relief under any applicable bankruptcy, insolvency or other similar law or the taking of corporate action by either of the Issuers or the Guarantor in furtherance of any such action;

               (6) the Guarantee ceases to be in full force and effect or is declared to be null and void and unenforceable or is found to be invalid, in each case by a court of competent jurisdiction in a final non-appealable judgment, or the Guarantor denies its liability under the Guarantee (other than by reason of release of the Guarantor in accordance with the terms of this Indenture); or

               (7) any other Event of Default expressly provided with respect to Securities of that series.

SECTION 502.      Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than by reason of an Event of Default specified in clause (4) or (5) of Section 501) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the unpaid principal of and accrued interest to the date of acceleration on (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) all of the Securities of that series to be due and payable immediately, by a notice in writing to the Issuers and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration, such unpaid principal and accrued interest (or specified principal amount) shall become immediately due and payable.

         If an Event of Default specified in clause (4) or (5) of Section 501 with respect to Securities of any series at the time Outstanding occurs and is continuing, then all unpaid principal of and accrued interest on the Outstanding Securities of that series (or specified principal amount) shall become immediately due and payable without any notice or other action on the part of the Trustee or the Holders of the Securities of such series.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuers, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Issuers or the Guarantor have paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue interest on all Securities of that series,

                    (B) the principal of (and premium, if any, on) any
               Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                    (D) all sums paid or advanced by the Trustee and any
               predecessor Trustee hereunder and all sums due the Trustee and any predecessor Trustee under Section 607;

             and

               (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.      Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

         The Issuers and the Guarantor covenant that if

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Issuers or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including all amounts due the Trustee and any predecessor Trustee under Section 607.

         If the Issuers or the Guarantor fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuers or the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers or the Guarantor or any other obligor upon such Securities, wherever situated.

         If any Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.      Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to either of the Issuers or the Guarantor or any other obligor, upon the Securities or the property of either of the Issuers or the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuers or the Guarantor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (1) to file and prove a claim for the whole amount of principal (and premium, if any), interest owing and unpaid in respect of the Securities and to file such other papers or documents as may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.      Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.      Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and each predecessor Trustee under Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any), and interest, respectively; and

                  THIRD:  To the Issuers.

SECTION 507.      Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or the Guarantee on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuers, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein or in the Guarantee conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.      Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series (or if more than one series is affected thereby, of all series so affected, voting as a single class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to holders not joining therein, and

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Nothing in this Indenture shall impair the right of the Trustee to take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.      Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

               (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

               (2) in respect of a covenant or provision hereof which under this Article cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuers, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Securities on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date). This Section 514 shall be in lieu of Section 315(e) of the Trust Indenture Act and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default with respect to the Securities of any series,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred with respect to Securities of any series and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series of Securities, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the Trust Indenture Act.

SECTION 602.      Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.      Certain Rights of Trustee.

         Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any Committee Resolution, Board Resolution, resolution, Officers' Certificate, certificate, statement, instrument, Opinion of Counsel, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuers or the Guarantor mentioned herein shall be sufficiently evidenced by an Issuers Request or Issuers Order or by a Guarantor Request or Guarantor Order and any resolution of the Executive Committee or the Board of Directors may be sufficiently evidenced by a Committee Resolution or a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.      Trustee Not Responsible for Recitals or Issuance of
                  Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuers of Securities or the proceeds thereof.

SECTION 605.      May Hold Securities.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Issuers or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 612, may otherwise deal with, and collect obligations owed to it by, the Issuers the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606.      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuers and the Guarantor.

SECTION 607.      Compensation and Reimbursement.

         The Issuers and the Guarantor, jointly and severally, agree:

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence or bad faith; and

               (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense is due to its own negligence or bad faith.

         To ensure the performance of the obligations of the Issuers or the Guarantor under this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate upon all property and funds held or collected by the Trustee as such, except property and funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

SECTION 608.      Disqualification; Conflicting Interests.

         Trustee shall comply with the terms of Section 310(b) of the Trust Indenture Act. The provisions of Section 310 of the Trust Indenture Act shall apply to the Issuers and the Guarantor as obligors of the Securities.

SECTION 609.      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers having (or, in the case of the subsidiary of a bank holding company that guarantees the obligations of the Trustee under this Indenture, such holding company's parent shall have) a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority. If such corporation or holding company parent publishes reports of condition at least annually, pursuant to law or the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or holding company parent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuers and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the first sentence of this Subsection may be combined with the instrument called for by Section 611.

         (c) the Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee, the Issuers and the Guarantor.

         (d) If at any time:

               (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuers, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuers, the Guarantor or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuers or the Guarantor by a Committee Resolution or a Board Resolution, as the case may be, may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuers or the Guarantor, by a Committee Resolution or a Board Resolution, as the case may be, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuers, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor appointed by the Issuers or the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuers, the Guarantor or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Issuers or the Guarantor shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security

Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.      Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuers, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuers, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuers, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuers, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Issuers and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

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

SECTION 612.      Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.      Preferential Collection of Claims Against Issuers.

         If and when the Trustee shall be or become a creditor of the Issuers or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuers or the Guarantor (or any such other obligor). A trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent provided therein.

                                 ARTICLE SEVEN
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND ISSUERS

SECTION 701.      The Issuers to Furnish Trustee Names and Addresses.

         The Issuers will furnish or cause to be furnished to the Trustee with respect to the Securities of each series

               (1) semi-annually, not more than fifteen days after each Regular Record Date, or, in the case of any series of Securities on which semi-annual interest is not payable, not more than fifteen days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or such semi-annual date, as the case may be, and

               (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuers or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list need be furnished.

SECTION 702.      Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

               (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

               (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuers, the Guarantor and the Trustee that neither the Issuers, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         (d) Subject to Sections 702(a), 702(b), 702(c) and 601, if the Issuers, the Guarantor or any other person (other than the Trustee) shall desire to communicate with Holders of Securities to solicit or obtain from them any proxy, consent, authorization, waiver, approval of a plan of reorganization, arrangement or readjustment or other action ("Holder Action"), the Trustee shall have no duty to participate in such communication or solicitation or the processing of responses in any manner except (i) to furnish the rules and regulations and to perform the functions referred to in Section 104 and (ii) to receive (A) the instruments evidencing the Holder Action together with (B) the Officers' Certificate and Opinion of Counsel referred to below. Each of the Issuers and the Guarantor hereby covenants that any and all communications and solicitations distributed by it in connection with any Holder Action will comply in all material respects with applicable law, including without limitation applicable law concerning adequacy of disclosure. The Trustee shall have no responsibility for the accuracy or completeness of any materials circulated to solicit any Holder Action nor for any related communications nor for the compliance thereof with applicable law. No Holder Action shall become effective until the Trustee shall have received from the Issuers, the Guarantor or other person who solicited the Holder Action (1) the instruments evidencing such Holder Action (2) (x) (in the case of Holder Action solicited by the Issuers or the representative of the Issuers' estate if the Issuers are the debtors in any bankruptcy or other insolvency proceeding) an Officers' Certificate and (y) (in all cases) an Opinion of Counsel, each specifying the Holder Action taken and stating that such Holder Action has been duly and validly taken in compliance with this Indenture in all material respects. Such Officers' Certificate, if any, shall also certify that (after giving effect to such Holder Action) no Event of Default or event or condition which, with notice or lapse of time or both, would become an Event of Default has occurred and is continuing or has not been waived.

         (e) The Depositary may grant proxies and otherwise authorize its participants which own the Global Securities to give or take any Act which a Holder is entitled to take under the Indenture; provided, however, that the Depositary has delivered a list of such participants to the Trustee.

SECTION 703.      Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the first May 15 following the date of this Indenture, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15, to the extent required by Section 313(a) of the Trust Indenture Act.

         (b) The trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with the Commission and with the Issuers. The Issuers will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.      Reports by Issuers.

         The Issuers shall:

         (a) file with the Trustee, within 15 days after the Issuers are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuers may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuers are not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

         (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuers with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

SECTION 705.      Reports by Guarantor.

         The Guarantor shall:

         (a) file with the Trustee, within 15 days after the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

         (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                                 ARTICLE EIGHT
                    MERGER, CONSOLIDATION, OR SALE OF ASSETS

SECTION 801.      When Issuers or Guarantor May Merge or Transfer Assets.

         The Guarantor shall not, and shall not permit either of the Issuers to, consolidate with or merge with or into any other Person (other than a Subsidiary) or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person (other than a Subsidiary), permit any Person (other than a Subsidiary) to consolidate with or merge into it, or permit any Person (other than a Subsidiary) to con-vey, transfer, sell or lease that person's properties and assets substantially as an entirety to the Guarantor or either of the Issuers, unless:

               (1) either (a) the Guarantor or either of the Issuers, as the case may be, shall be the surviving person or (b) the Person (if other than the Guarantor or either of the Issuers) formed by such consolidation or into which the Guarantor or either of the Issuers, as the case may be, is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Guarantor or either of the Issuers, as the case may be, substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Guarantor or either of the Issuers, as the case may be, under the Securities and this Indenture; and

               (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

SECTION 802.      Officers' Certificate and Opinion of Counsel.

         Each of the Issuers and the Guarantor shall have delivered to the Trustee prior to the proposed transaction(s) covered by Section 801 an Officers' Certificate and an Opinion of Counsel stating that such transaction(s) and, if a supplemental indenture is required in connection with such transaction(s), such supplemental indenture, comply with Section 801 and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been satisfied.

SECTION 803.      Successor Corporation Substituted.

         Upon any consolidation of either of the Issuers or the Guarantor with, or merger of either of the Issuers or the Guarantor into, any other Person or conveyance, transfer, sale or lease of the properties and assets of either of the Issuers or the Guarantor in accordance with Section 801, the successor shall succeed to, and be substituted for, and may exercise every right and power of, either of the Issuers or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor had been named as either of the Issuers or the Guarantor, as the case may be, herein; and thereafter, the predecessor person shall be discharged from all obligations and covenants under this Indenture, the Securities and the Guarantee. Subject to Section 903, the Issuers, the Guarantor and the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the predecessor person.

                                  ARTICLE NINE
                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

SECTION 901.      Amendments or Supplemental Indentures without Consent of
                  Holders

         The Issuers and the Guarantor, when authorized by a Committee Resolution and a Board Resolution, as the case may be, and the Trustee, at any time and from time to time, may amend or supplement this Indenture, the Securities or the Guarantee without the consent of any Holder, so long as such changes, other than those in clause (2), do not materially and adversely affect the interests of the Holder:

               (1) to cure any ambiguity, omission, defect or inconsistency;

               (2) to make any modifications or amendments that do not, in the good faith opinion of the Executive Committee of Mediacom Broadband LLC and the Board of Directors of Mediacom Broadband Corporation and the Guarantor and of the Trustee, adversely affect the interests of the Holders in any material respect;

               (3) to provide for the assumption of either of the Issuer's or the Guarantor's obligations under this Indenture by a successor upon any merger, consolidation or asset transfer as permitted by and in compliance with Article Eight of this Indenture;

               (4) to provide any security for or additional guarantees of the Securities;

               (5) to add Events of Default with respect to the Securities;

               (6) to add to the Issuers' or the Guarantor's covenants for the benefit of the Holders or to surrender any right or power conferred upon the Issuers or the Guarantor by this Indenture;

               (7) to make any change necessary for the registration of the Securities and the Guarantee under the Securities Act or to comply with the Trust Indenture Act, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the Trust Indenture Act, provided that such modification or amendment does not, in the good faith opinion of the Executive Committee of Mediacom Broadband LLC and the Board of Directors of Mediacom Broadband Corporation and the Guarantor and of the Trustee, adversely affect the interests of the Holders of the Securities in any material respect;

               (8) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for bearer Securities;

               (9) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

               (10) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

               (11) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (12) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b).

SECTION 902.      Amendments or Supplemental Indentures with Consent of Holders

         With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, the Issuers and the Guarantor, when authorized by a Committee Resolution and a Board Resolution, as the case may be, and the Trustee, at any time and from time to time, may amend or supplement this Indenture or the Securities. However, without the consent of each Holder affected, an amendment to this Indenture, the Securities or the Guarantee may not:

               (1) change the Stated Maturity of the principal of or any installment of interest with respect to the Securities;

               (2) reduce the principal amount of, or the rate of interest on, the Securities;

               (3) change the currency of payment of principal of or interest on the Securities;

               (4) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities;

               (5) reduce the above-stated percentage of Holders of the Securities of any series necessary to modify or amend this Indenture;

               (6) modify the foregoing requirements or reduce the percentage of Outstanding Securities necessary to waive any covenant or past default;

               (7) if the Securities are convertible, adversely affect the right to convert the Securities into Common Stock in accordance with the provisions of this Indenture;

               (8) modify or change any provision of this Indenture or the related definitions affecting the ranking of the Securities or the Guarantee in a manner which adversely affects the Holders; or

               (9) release the Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

         It shall not be necessary for any Act of the Holders under this Section 902 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such Act approves the substance thereof.

         After an amendment or supplemental indenture under this Section 902 becomes effective, the Issuers and the Guarantor shall mail to each Holder a notice briefly describing the amendment or supplemental indenture.

         An amendment or supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

SECTION 903.      Execution of Supplemental Indentures.

         The Trustee shall sign any supplemental indenture authorized pursuant to this Article if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel from each of the Issuers and the Guarantor stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

SECTION 904.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.      Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.      Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Issuers and the Guarantor, to any such supplemental indenture may be prepared and executed by the Issuers and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN
                                    COVENANTS

SECTION 1001.     Payment of Principal, Premium, if Any, and Interest.

         The Issuers covenant and agree for the benefit of each series of Securities that they will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. At the option of the Issuers, payment of principal (and premium, if any) and interest may be made by wire transfer or (subject to collection) by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register. The Guarantor covenants that it will, as and when any amounts are due hereunder or under any Security, duly and punctually pay such amounts as provided in the Guarantee.

SECTION 1002.     Maintenance of Office or Agency.

         The Issuers and the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers or the Guarantor in respect of the Securities of that series and this Indenture may be served. The Issuers and the Guarantor hereby initially appoint the Trustee their office or agency for each of said purposes. The Issuers and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Issuers and the Guarantor hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Issuers and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers or the Guarantor of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuers and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.     Money for Securities; Payments to Be Held in Trust.

         If the Issuers shall at any time act as their own Paying Agent with respect to any series of Securities, they will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of their action or failure so to act.

         Whenever the Issuers or the Guarantor shall have one or more Paying Agents for any series of Securities, they will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee of their action or failure so to act.

         The Issuers or the Guarantor will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment on the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Issuers (or any other obligor upon the Securities of that series including, without limitation, the Guarantor) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuers and the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuers Order and Guarantor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuers or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuers, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuers on Issuers Request, or (if then held by the Issuers or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look, only to the Issuers or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers or the Guarantor cause to be mailed or published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City, County and State of New York, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuers or the Guarantor.

         The Issuers shall have no obligation to make payment of principal of (or premium, if any) or interest on any Security in immediately available funds, except that if the Issuers shall have received original payment for Securities in immediately available funds it shall make available immediately available funds for payment of the principal of such Securities.

SECTION 1004.     Corporate Existence.

         Subject to Article Eight, the Issuers and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their limited liability company or corporate existence, as the case may be, the limited liability company or corporate rights, as the case may be (charter and statutory), and franchises; provided, however, that the Issuers and the Guarantor shall not be required to preserve any such right or franchise if the Executive Committee or Board of Directors, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers or the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.     Payment of Taxes and Other Claims.

         The Issuers will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Issuers or any Subsidiary or upon the income, profits or property of the Issuers or any Subsidiary material to the Issuers and their Subsidiaries taken as a whole, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Issuers or any Subsidiary material to the Issuers and their Subsidiaries taken as a whole; provided, however, that the Issuers shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

SECTION 1006.     Compliance with Laws.

         The Issuers shall comply, and shall cause each of their Subsidiaries material to the Issuers and their Subsidiaries taken as a whole to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental regulatory authority, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Issuers and their Subsidiaries, taken as a whole.

SECTION 1007.     Statement by Officers as to Default.

         The Issuers will each deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuers ending after the date hereof, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the managing member, on behalf of Mediacom Broadband LLC, and of Mediacom Broadband Corporation stating whether or not to the best knowledge of the signers thereof Mediacom Broadband LLC or Mediacom Broadband Corporation, as the case may be, is in de-fault in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if Mediacom Broadband LLC or Mediacom Broadband Corporation, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, a certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signers thereof the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 1008.     Waiver of Certain Covenants.

         The Issuers or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in
Section 1007 if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities (taken together as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1009.     Ownership of the Issuers.

         The Guarantor shall at all times own, directly or indirectly, 100% of the Capital Stock of the Issuers.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.     Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.     Election to Redeem; Notice to Trustee.

         The election of the Issuers to redeem any Securities shall be evidenced by Committee Resolution and a Board Resolution. In case of any redemption at the election of the Issuers of less than all the Securities of any series, the Issuers and the Guarantor shall, at least 45 days prior to the Redemption Date fixed by the Issuers (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed, such notice to be accompanied by a written statement signed by an authorized officer of the Issuers the Guarantor stating that no defaults in the payment of interest or Events of Default with respect to the Securities of

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


that series have occurred (which have not been waived or cured). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuers and the Guarantor shall furnish the Trustee an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.     Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee in its sole discretion shall deem fair and appropriate and which may provide for the selection or redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Issuers and the Guarantor in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.     Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 45 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice. Failure to give notice by mail, or any defect in the notice to any such Holder in respect of any Security, shall not affect the validity of the proceedings for the redemption of any other Security.

         All notices of redemption shall state:

               (1) the Redemption Date,

               (2) the Redemption Price and any accrued interest,

               (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

               (4) that on the Redemption Date the Redemption Price and any accrued interest will become due and payable upon each such Security to be redeemed together with accrued interest thereon and, if applicable, that interest thereon will cease to accrue on and after said date,

               (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest,

               (6) that the redemption is for a sinking fund, if such is the case, and

               (7) the CUSIP number of the Securities being redeemed.

         Notice of redemption of Securities to be redeemed at the election of the Issuers shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers.

SECTION 1105.     Deposit of Redemption Price.

         On or prior to any Redemption Date, the Issuers or the Guarantor shall deposit with the Trustee or with a Paying Agent (or, if the Issuers or the Guarantor are acting as their own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money, in funds immediately available on the due date, sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.     Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with accrued interest thereon, and from and after such date (unless the Issuers or the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         The Trustee shall not redeem any Securities of any series pursuant to this Article (unless all Outstanding Securities of such series are to be redeemed) or mail or give any notice of redemption of Securities during the continuance of an Event of Default hereunder known to the Trustee with respect to such series, except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuers or the Guarantor a sum sufficient for such redemption. Except as aforesaid, any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities of such series. In case such Event of Default shall have been waived as provided in
Section 513 or

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

the default cured on or before the sixtieth day preceding the Redemption Date, such moneys shall thereafter be applied in accordance with the provisions of this Article.

SECTION 1107.     Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuers, the Guarantor or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers, the Guarantor and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, the Guarantor shall execute guarantees on and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

SECTION 1201.     Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities.

         The Issuers (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as credit Securities of a series which have been redeemed either at the election of the Issuers pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

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

SECTION 1203.     Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Issuers (1) will deliver to the Trustee an Officers' Certificate (A) stating that no defaults in the payment of interest or Events of Default with respect to Securities of that series have occurred (which have not been waived or cured), (B) specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of Securities of that series,
(C) stating whether or not the Issuers intend to exercise their right, if any, to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, specifying the amount of such optional sinking fund payment and (D) specifying the portion of such sinking fund payment, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and (2) will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities of such series to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuers in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107. Failure of the Issuers, on or before any such 60th day, to deliver such Officers' Certificate and Securities specified in this Section, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuers (a) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (b) that the Issuers will make no optional sinking fund payment with respect to Securities of such series as provided in this Article.

         The Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default with respect to such series except that, where the mailing of notice of redemption of any Securities shall therefore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuers a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities of such series. In case such Event of Default shall have been waived as provided in Section 513 or the default cured on or before the 60th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                ARTICLE THIRTEEN
                             GUARANTEE OF SECURITIES

SECTION 1301.     Unconditional Guarantee.

         Subject to the provisions of this Article Thirteen, the Guarantor hereby unconditionally guarantees, on an unsecured, unsubordinated basis, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Issuers to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of (and premium, if any) and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration, call for redemption or otherwise and all obligations of the Issuers or the Guarantor to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 607 hereof) or under the Securities (including fees, expenses or other disbursements) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, purchase or otherwise (all such obligations guaranteed by the Guarantor, the "Guaranteed Obligations"). Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders, for whatever reason, the Guarantor will be obligated to pay, or to perform or cause the performance of the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities or the Trustee to accelerate the obligations of the Guarantor hereunder in the same manner and to the same extent as the obligations of the Issuers.

         The Guarantor agrees to pay any and all fees and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under this Article Thirteen with respect to the Guarantor. Without limiting the generality of the foregoing, this Guarantee guarantees, to the extent provided herein, the payment of all amounts that constitute part of the Guaranteed Obligations and would be owed by the Issuers under this Indenture or the Securities but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Issuers.

         No stockholder, officer, director, employee or incorporator, past, present or future, of the Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

SECTION 1302.     Execution and Delivery of Guarantee.

         The Guarantee to be endorsed on the Securities pursuant to Section 204 shall be deemed to include the terms of the Guarantee set forth in this Article Thirteen. The Guarantor hereby agrees to execute the Guarantee in the form established pursuant to Section 204 to be endorsed on each Security authenticated and delivered by the Trustee.

         The Guarantee shall be executed on behalf of the Guarantor by two Officers of the Guarantor. The signature of such Officer on the Guarantee may be manual or facsimile.

         A Guarantee bearing the manual or facsimile signature of an individual who was at any time the proper officer of the Guarantor shall bind the Guarantor, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of the Security on which the Guarantee is endorsed or did not hold such office at the date of the Guarantee.

         The delivery of any Security by the Trustee after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the respective Guarantor. The Guarantor hereby agrees that the Guarantee set forth in this Article Thirteen and in Section 204 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

SECTION 1303.     Obligations of the Guarantor Unconditional.

         Nothing contained in this Article Thirteen or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Guarantor and the Holders and the Trustee, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders and the Trustee the principal of (and premium, if any), and interest on the Securities (and to the Trustee amounts due under Section 607) as and when the same shall become due and payable in accordance with the provisions of this Guarantee, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

         (a) the lack of validity, regularity or enforceability of this Indenture or the Securities with respect to the Issuers or any agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of any of the Securities, or any other amendment or waiver of or any consent to departure from this Indenture;

         (c) any amendment or modification of or deletion from or addition or supplement to or other change in the Guarantee, the Indenture or the Securities or any other instrument or agreement applicable to any of the parties to the Guarantee, the Indenture or the Securities;

         (d) any furnishing or acceptance of any security or any guarantee or other liability of any Subsidiary or any other party, or any release of any security or any guarantee or other liability of any Subsidiary or any other party, for the Guaranteed Obligations, or the failure of any security or any guarantee or other liability of any Subsidiary or any other party or the failure of any Person to perfect any interest in any collateral;

         (e) any failure, omission or delay on the part of the Issuers to conform or comply with any term of the Indenture or the Securities or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to the Guarantor or the Trustee of the occurrence of an Event of Default;

         (f) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in the Guarantee, the Indenture or the Securities, or any other waiver, consent, extension indulgence, compromise settlement release or other action or inaction under or in respect of the Guarantee, the Indenture or the Securities or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Issuers or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

         (g) any failure, omission or delay on the part of the Trustee or any Holder of Securities to enforce, assert, exercise or continue exercising any right, power or remedy conferred on it in the Guarantee or the Indenture, or any such failure, omission or delay on the part of the Trustee or any Holder of Securities in connection with the Guarantee, the Indenture or the Securities, or any other action on the part of the Trustee or any Holder of Securities;

         (h) the assignment of any right, title or interest of the Trustee or any Holder in this Indenture or the Securities to any other Person; any voluntary or involuntary bankruptcy, insolvency, suspension of payments, reorganizations, arrangement, readjustment, assignment for the benefit of creditors, receivership, liquidation or similar proceedings with respect to the Issuers, the Guarantor or any other Person or any of their respective properties

         (i) or creditors, or any action taken by any trustee, receiver or similar officer or by any court in any such proceeding;

         (j) any limitation on the liability or obligations of the Issuers or any other Person under the Guarantee, the Indenture or the Securities, or any partial discharge, cancellation or unenforceability of the Guarantee, the Indenture or the Securities or any other agreement or instrument referred to in paragraph (c) above or any term hereof, to the extent not mutually agreed upon by the parties hereto;

         (k) any merger or consolidation of the Issuers or the Guarantor into or with any other corporation or any sale, lease or transfer of any of the assets of the Issuers or the Guarantor to any other Person;

         (l) any change in the ownership of any shares of Capital Stock of the Guarantor, or any change in the corporate relationship between the Issuers and the Guarantor, or any termination of such relationship, or any change in the corporate existence, structure, or ownership of the Issuers;

         (m) any release or discharge, by operation of law, of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in the Guarantee, the Indenture or the Securities;

         (n) any action, failure, omission or delay on the part of the Trustee or any Holder of Securities that may impede any Guarantor from acquiring or subrogating such Holders or Trustee's rights or benefits; or

         (o) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance that might otherwise constitute a legal defense or discharge of the liabilities of the Guarantor or that might otherwise limit recourse against the Guarantor; it being the intent of the Guarantor that its obligations hereunder shall not be discharged except by payment of all amounts owing pursuant to this Indenture or the Securities.

         The Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance with respect to any of the Securities is rescinded or must otherwise be returned by the Trustee, any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Issuers or otherwise, all as though such payment or performance had not been made or occurred. In the event that any payment or any part thereof is rescinded or must otherwise be returned, the Securities shall be reinstated and deemed reduced only by such amount paid and not so rescinded or returned. The obligations of the Guarantor under the Guarantee shall not be subject to reduction, termination or other impairment by any set-off, recoupment, counterclaim or defense or for any other reason.

SECTION 1304.     Waivers.

         The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

               (a) promptness, demand for payment, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and the Guarantee;

         (b) any requirement that the Trustee, any Holder or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right, sue or take any action against the Issuers or any other Person, or obtain any relief pursuant to this Indenture or pursue any other available remedy prior to making a claim against the Guarantor hereunder;

         (c) all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Indenture or the Securities;

         (d) filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever;

         (e) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee or any Holder that in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights or other rights to proceed against the Issuers or any other Person;

         (f) any right to which it may be entitled to have the assets of the Issuers first be used as payment of the Issuers' or the Guarantor's obligations hereunder prior to any amounts being claimed from or paid by the Guarantor hereunder; or

         (g) any duty on the part of the Trustee or any Holder to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of the Issuers and its assets now known or hereafter known by the Trustee or such Holder.

SECTION 1305.     Amendment, Etc.

         No amendment, modification or waiver of any provision of this Indenture relating to the Guarantor or consent to any departure by the Guarantor or any other Person from any such provision will in any event be effective unless it is signed by the Guarantor and the Trustee.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                ARTICLE FOURTEEN
                                  SUBORDINATION

SECTION 1401.     Agreement to Subordinate.

         (a) The Issuers covenant and agree, and each Holder of Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that (except as otherwise specified as contemplated by Section 301 for Securities of any series) all Securities shall be issued subject to the provisions of this article; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         (b) The payment by the Issuers of the principal of, and interest on, the Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Issuers, whether outstanding at the date of this Indenture or thereafter incurred.

         (c) No provision of this article shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 1402.     Default on Senior Indebtedness.

         (a) No direct or indirect payment by or on behalf of the Issuers of principal of, premium, if any, or interest on the Securities, whether pursuant to the terms of the Securities or upon acceleration, by way of repurchase, redemption, defeasance or otherwise, will be made if, at the time of such payment, there exists a default in the payment when due of all or any portion of the obligations under or in respect of any Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on of the holders of Senior Indebtedness.

         (b) In addition, during the continuance of any non-payment default or non-payment event of default with respect to any Senior Indebtedness pursuant to which the maturity thereof may be accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from a holder or holders of such Senior Indebtedness or the trustee or agent acting on behalf of such Senior Indebtedness, then, unless and until such default or event of default has been cured or waived or has ceased to exist or such Senior Indebtedness has been discharged or repaid in full in cash, or the requisite holders of such Senior Indebtedness have otherwise agreed in writing, no payment of any kind or character with respect to any principal of or interest on or distribution will be made by or on behalf of the Issuers on account of or with respect to the Securities, during a period (a "Payment Blockage Period") commencing on the date of receipt of such Payment Blockage Notice by the Trustee and ending 179 days thereafter.

         Notwithstanding anything herein to the contrary, (x) in no event will a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given and (y) there must be 180 days in any 360-day period during which no Payment Blockage Period is in effect. Not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. No default or event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Senior Indebtedness or the trustee or agent acting on behalf of such Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default has been cured or waived for a period of not less than 90 consecutive days.

         (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this section, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Issuers, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

SECTION 1403.     Liquidation; Dissolution; Bankruptcy.

         (a) Upon any distribution of assets of either of the Issuers of any kind or character, whether in cash, property or securities, to creditors upon any total or partial dissolution, winding-up, liquidation or reorganization of such Issuer, whether voluntary or involuntary, assignment for the benefit of creditors or marshalling of such Issuer's assets, or in bankruptcy, insolvency, receivership or other similar proceedings, whether voluntary or involuntary, all principal, premium, if any, and interest due or to become due to all Senior Indebtedness of such Issuer shall first be paid in full in cash, or such payment duly provided for to the satisfaction of the holders of the Senior Indebtedness, before the Holders are entitled to receive or retain any payment; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by such Issuer, or distribution of assets of such Issuer of any kind or character whether in cash, property or securities, which the Holders or the Trustee would be entitled to receive from such Issuer, except for the provisions of this article, shall be paid by such Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of such Issuer or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by such Issuer, to the extent necessary to pay such Senior Indebtedness in full in cash, or such payment duly provided for to the satisfaction of the holders of the Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         (b) In the event that, notwithstanding the foregoing, any payment or distribution of assets of either of the Issuers of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of such Issuer is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by such Issuer, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         (c) For purposes of this article, the words "cash, property or securities" shall not be deemed to include shares of stock of either of the Issuers as reorganized or readjusted, or securities of either of the Issuers or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this article with respect to the Securities to the payment of all Senior Indebtedness of such Issuer that may at the time be outstanding; provided, however, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The amalgamation or consolidation of either of the Issuers with, or the merger of either of the Issuers into, another corporation or the liquidation or dissolution of either of the Issuers following the conveyance or transfer of its properties or assets substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1303 if such other corporation shall, as part of such amalgamation, consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight of this Indenture. Nothing in Section 1302 or in this section shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 607 of this Indenture.

         (d) If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

SECTION 1404.     Subrogation.

         (a) Subject to the payment in full of all Senior Indebtedness of either of the Issuers then outstanding, the rights of the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of such Issuer applicable to such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this article, and no payment over pursuant to the provisions of this article to or for the benefit of the holders of such Senior Indebtedness by Holders or the Trustee, shall, as between such Issuer, its creditors other than holders of Senior Indebtedness of such Issuer, and the Holders, be deemed to be a payment by such Issuer to or on account of such Senior Indebtedness. It is understood that the provisions of this article are and are intended solely for the purposes of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

         (b) Nothing contained in this article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Issuers, their creditors other than the holders of Senior Indebtedness of the Issuers, and the Holders, the obligation of the Issuers, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Issuers other than the holders of Senior Indebtedness of the Issuers nor shall anything herein or therein prevent the Trustee or any Holder of Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this article of the holders of such Senior Indebtedness in respect of cash, property or securities of the Issuers received upon the exercise of any such remedy.

         (c) Upon any payment or distribution of assets of either of the Issuers referred to in this article, the Trustee, subject to the provisions of Section 601 of this Indenture, and the Holders shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of such Issuer the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this article.

SECTION 1405.     Trustee to Effectuate Subordination

         Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 1406.     Notice by the Issuers.

         (a) The Issuers shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Issuers that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this article. Notwithstanding the provisions of this article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Issuers or a Holder or holders of Senior Indebtedness or from any representative or trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 601 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which such money was received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         (b) The Trustee, subject to the provisions of Section 601 of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of either of the Issuers (or a trustee or representative on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1407.     Rights of the Trustee; Holders of Senior Indebtedness.

         (a) The Trustee in its individual capacity shall be entitled to all the rights set forth in this article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         (b) With respect to the holders of Senior Indebtedness of the Issuers, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this article and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 601 of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Issuers or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this article or otherwise.

SECTION 1408.     Subordination May Not Be Impaired.

         (a) No right of any present or future holder of any Senior Indebtedness of either of the Issuers to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of either of the Issuers may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this article or the obligations hereunder of the Holders to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising or waive any rights against such Issuer and any other Person.

         (c) Each present and future holder of Senior Indebtedness shall be entitled to the benefit of the provisions of this article notwithstanding that such holder is not a party to this Indenture.

SECTION 1409.     Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuers and be then acting hereunder, the term "Trustee" as used in this article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this article in addition to or in place of the Trustee; provided, however, that this section shall not apply to the Issuers or any Affiliate of the Issuers if it or such Affiliate acts as Paying Agent.

SECTION 1410.     Defeasance of this Article.

         Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of United States Government Obligations held in trust under Article Four hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Four hereof and not in violation of Section 1302 hereof for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this article, and none of the Holders shall be obligated to pay over any such amount to the Issuers or any holder of Senior Indebtedness or any other creditor of the Issuers.

SECTION 1411.     Subordination Language to be Included in Securities

         Each Security shall contain a subordination provision which will be substantially in the following form:

                  "The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture, or as set forth in one or more indentures supplemental hereto, a Board Resolution in accordance with
                  Section 301 of the Indenture or in this Security). Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it affect."

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                       MEDIACOM BROADBAND LLC

                       By:     Mediacom Communications Corporation
                               its Managing Member

                       By:
                               -------------------------------------------------
                               Name:
                               Title:


                       MEDIACOM BROADBAND CORPORATION

                       By:
                               -------------------------------------------------
                               Name:
                               Title:



                       -----------------------------------------
                               as Trustee

                       By:
                               -------------------------------------------------
                               Name:
                               Title:


         IN WITNESS WHEREOF, Mediacom Communications Corporation, as Guarantor, has caused this Indenture to be duly executed as of the day and year first above written.

                       MEDIACOM COMMUNICATIONS CORPORATION

                       By:
                               -------------------------------------------------
                               Name:
                               Title:




                                      -68-